SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934





Date of Report (Date of earliest event reported) February 17, 2004
                                                 -----------------


                         HEALTH SYSTEMS SOLUTIONS, INC.
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             (Exact name of registrant as specified in its charter)


          Nevada                          0-24681                 82-1518245
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(State or other jurisdiction         (Commission File           (IRS Employer
     or incorporation)                    Number)            Identification No.)


              405 North Reo Street, Suite 300, Tampa, Florida 33609
              -----------------------------------------------------
          (Address of principal executive offices, including zip code)


Registrant's telephone number, including area code (813) 282-3303
                                                   --------------


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          (Former name or former address, if changed since last report)

ITEM 4.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANTS
         ---------------------------------------------

         (a) Previous Independent Accountants.

             (i) Effective February 17, 2004, Rogoff & Company, P.C. resigned as the principal accountants to audit the financial statements of Health Systems Solutions, Inc. (the "Registrant").

             (ii) The reports of Rogoff & Company, P.C. ("RC") on the financial statements of Registrant for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle; however, the reports were modified to include an explanatory paragraph wherein RC expressed substantial doubt about the Registrant's ability to continue as a going concern.

             (iii) The resignation of RC and subsequent engagement of new independent accountants (described below) was approved by the Registrant's Audit Committee and Board of Directors.

             (iv) In connection with its audits for the two most recent fiscal years and including the interim period up to and including the date of resignation, there have been no disagreements with RC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of RC would have caused them to make reference thereto in their report on the financial statements for such years; however, the reports were modified to include an explanatory paragraph wherein RC expressed substantial doubt about the Registrant's ability to continue as a going concern.

             (v) During the two most recent fiscal years and including the interim period up to and including the date of resignation, the Registrant has had no reportable events (as defined in Item 304 (a)(1)(v) of Regulation S-K).

The Registrant requested RC furnish a letter addressed to the Securities and Exchange Commission stating whether or not RC agrees with the statements made above and, if not, stating the respects in which it does not agree. A copy of this letter, dated February 17, 2004, is filed as Exhibit 16.1 to this Form 8-K.

         (b) Engagement of New Independent Accountants.

             (i) Effective February 17, 2004, the Registrant engaged the accounting firm of Sherb & Co., LLP as the Registrant's new independent accountants to audit the Registrant's financial statements for the fiscal year ending December 31, 2003.






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
             (ii) The Registrant has not consulted with Sherb & Co., LLP during the last two years or subsequent interim period on either the application of accounting principles or type of opinion Sherb & Co., LLP might issue on the Registrant's financial statements.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
         ------------------------------------------------------------------

         (c) Exhibits

             16.1 Letter of Rogoff & Company, P.C. pursuant to Item 304 of Regulation S-B.





                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              HEALTH SYSTEMS SOLUTIONS, INC.


                                              By: /s/ B. M. Milvain
                                                 -------------------------------
                                                 B. M. Milvain, President

DATED: February 17, 2004





























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